Exhibit 99.1

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated statements of operations give effect to the distribution of SunPower Class B common stock by Cypress to Cypress’s stockholders (the “Spin-Off”) as if the distribution occurred on January 3, 2005 (the beginning of fiscal 2005). The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the Spin-Off as if the distribution occurred on June 29, 2008 (the end of the second quarter of fiscal 2008). Cypress will account for the disposition of SunPower as a discontinued operation. The unaudited pro forma condensed consolidated financial statements are subject to assumptions and adjustments, which management believes are reasonable under the circumstances based on the information available. Changes to the assumptions could cause the effect of the Spin-Off on Cypress to differ materially from those presented herein.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Spin-Off been consummated as of the dates indicated or that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with Cypress’s Annual Report on Form 10-K for the year ended December 30, 2007 and Quarterly Report on Form 10-Q for the quarter ended June 29, 2008.

The accompanying unaudited pro forma condensed consolidated financial statements do not include an additional non-cash stock-based compensation expense currently estimated to be $178 million related to the modification of outstanding employee equity awards in connection with the Spin-Off. See “Note 4. Modification of Outstanding Employee Equity Awards” of Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for further discussion.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 29, 2008

(In thousands, except per-share amounts)

	GAAP Consolidated Cypress	Adjustments			Pro Forma Consolidated Cypress
		SunPower (a)	Other
Revenues	$1,034,414	$(656,452)	$—		$377,962
Costs and expenses:
Cost of revenues	700,068	(503,982)	—		196,086
Research and development	98,997	(9,455)	—		89,542
Selling, general and administrative	192,960	(74,835)	155	(b)	118,280
Amortization of acquisition-related intangible assets	11,818	(8,351)	(150	)(c)	3,317
Restructuring charges	4,370	—	—		4,370

Total costs and expenses	1,008,213	(596,623)	5		411,595

Operating income (loss)	26,201	(59,829)	(5)		(33,633)
Interest and other income, net	7,041	(1,608)	—		5,433

Income (loss) from continuing operations before income tax and minority interest	33,242	(61,437)	(5)		(28,200)
Income tax benefit (provision)	(8,054)	20,072	—		12,018
Minority interest, net of tax	(18,091)	—	18,155	(d)	64

Income (loss) from continuing operations	$7,097	$(41,365)	$18,150		$(16,118)

Income (loss) from continuing operations per share - basic	$0.05				$(0.11)
Income (loss) from continuing operations per share - diluted	$0.03				$(0.11)
Shares used in per-share calculation:
Basic	152,818				152,818
Diluted	161,598				152,818 (e)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JULY 1, 2007

(In thousands, except per-share amounts)

	GAAP Consolidated Cypress	Adjustments			Pro Forma Consolidated Cypress
		SunPower (a)	Other
Revenues	$715,638	$(316,113)	$—		$399,525
Costs and expenses (credits):
Cost of revenues	460,585	(241,140)	—		219,445
Research and development	95,107	(5,757)	—		89,350
Selling, general and administrative	143,417	(46,686)	233	(b)	96,964
In-process research and development charge	9,575	(9,575)	—		—
Amortization of acquisition-related intangible assets	18,813	(14,550)	—		4,263
Impairment of acquisition-related intangibles	14,068	(14,068)	—		—
Impairment related to synthetic lease	7,006	—	—		7,006
Gains on divestitures	(10,782)	—	—		(10,782)

Total costs and expenses	737,789	(331,776)	233		406,246

Operating loss	(22,151)	15,663	(233)		(6,721)
Interest and other income, net	378,939	(1,733)	—		377,206

Income from continuing operations before income tax and minority interest	356,788	13,930	(233)		370,485
Income tax benefit (provision)	2,878	(9,825)	—		(6,947)
Minority interest, net of tax	1,673	—	(1,667	)(d)	6

Income from continuing operations	$361,339	$4,105	$(1,900)		$363,544

Income from continuing operations per share - basic	$2.35				$2.36
Income from continuing operations per share - diluted	$2.14				$2.16
Shares used in per-share calculation:
Basic	153,905				153,905
Diluted	168,994				168,994

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 30, 2007

(In thousands, except per-share amounts)

	GAAP Consolidated Cypress	Adjustments			Pro Forma Consolidated Cypress
		SunPower (a)	Other
Revenues	$1,596,387	$(774,790)	$—		$821,597
Costs and expenses (credits):
Cost of revenues	1,048,005	(602,135)	—		445,870
Research and development	187,803	(13,563)	—		174,240
Selling, general and administrative	298,693	(104,567)	419	(b)	194,545
In-process research and development charges	9,575	(9,575)	—		—
Amortization of acquisition-related intangible assets	36,441	(28,540)	—		7,901
Impairment related to acquisition-related intangible assets	14,068	(14,068)	—		—
Impairment related to synthetic lease	7,006	—	—		7,006
Restructuring charges	583	—	—		583
Gains on divestitures	(17,958)	—	—		(17,958)

Total costs and expenses	1,584,216	(772,448)	419		812,187

Operating income	12,171	(2,342)	(419)		9,410
Interest and other income, net	386,106	(940)	—		385,166

Income from continuing operations before income tax and minority interest	398,277	(3,282)	(419)		394,576
Income tax benefit (provision)	314	(5,920)	—		(5,606)
Minority interest, net of tax	(4,291)	—	4,309	(d)	18

Income from continuing operations	$394,300	$(9,202)	$3,890		$388,988

Income from continuing operations per share - basic	$2.53				$2.50
Income from continuing operations per share - diluted	$2.30				$2.27
Shares used in per-share calculation:
Basic	155,559				155,559
Diluted	171,836				171,836

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(In thousands, except per-share amounts)

	GAAP Consolidated Cypress	Adjustments			Pro Forma Consolidated Cypress
		SunPower (a)	Other
Revenues	$1,091,553	$(236,510)	$—		$855,043
Costs and expenses (credits):
Cost of revenues	631,328	(181,355)	—		449,973
Research and development	242,292	(9,684)	—		232,608
Selling, general and administrative	186,660	(21,674)	323	(b)	165,309
Amortization of acquisition-related intangible assets	15,873	(4,690)	—		11,183
Impairment related to synthetic lease	2,704	—	—		2,704
Restructuring charges	489	—	—		489
Gains on divestitures	(14,730)	—	—		(14,730)

Total costs and expenses	1,064,616	(217,403)	323		847,536

Operating income	26,937	(19,107)	(323)		7,507
Interest and other income, net	25,773	(9,354)	—		16,419

Income from continuing operations before income tax and minority interest	52,710	(28,461)	(323)		23,926
Income tax provision	(6,859)	1,945	—		(4,914)
Minority interest, net of tax	(6,369)	—	6,373	(d)	4

Income from continuing operations	$39,482	$(26,516)	$6,050		$19,016

Income from continuing operations per share - basic	$0.28				$0.14
Income from continuing operations per share - diluted	$0.25				$0.12
Shares used in per-share calculation:
Basic	140,809				140,809
Diluted	179,271				146,223 (e)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JANUARY 1, 2006

(In thousands, except per-share amounts)

	GAAP Consolidated Cypress	Adjustments		Pro Forma Consolidated Cypress
		SunPower (a)	Other
Revenues	$886,396	$(78,736)	$—	$807,660
Costs and expenses:
Cost of revenues	528,657	(69,601)	—	459,056
Research and development	225,944	(6,488)	—	219,456
Selling, general and administrative	155,640	(10,880)	589 (b)	145,349
In-process research and development charge	12,300	—	—	12,300
Amortization of acquisition-related intangible assets	27,709	(4,752)	—	22,957
Impairment related to synthetic lease	1,217	—	—	1,217
Restructuring charges	27,426	—	—	27,426

Total costs and expenses	978,893	(91,721)	589	887,761

Operating loss	(92,497)	12,985	(589)	(80,101)
Interest and other income (expense), net	(720)	2,808	—	2,088

Loss from continuing operations before income tax and minority interest	(93,217)	15,793	(589)	(78,013)
Income tax benefit	1,339	50	—	1,389
Minority interest, net of tax	(275)	—	273 (d)	(2)

Loss from continuing operations	$(92,153)	$15,843	$(316)	$(76,626)

Loss from continuing operations - basic	$(0.69)			$(0.58)
Loss from continuing operations - diluted	$(0.69)			$(0.58)
Shares used in per-share calculation:
Basic	133,188			133,188
Diluted	133,188			133,188

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 29, 2008

(In thousands)

	GAAP Consolidated Cypress	Adjustments			Pro Forma Consolidated Cypress
		SunPower (a)	Other
ASSETS
Current assets:
Cash and cash equivalents	$818,454	$(189,542)	$(7,870	)(b)	$626,451
			5,409	(c)
Short-term investments	202,311	(37,233)	—		165,078
Accounts receivable, net	354,954	(249,459)	—		105,495
Inventories	329,446	(200,268)	—		129,178
Other current assets	264,347	(235,295)	—		29,052

Total current assets	1,969,512	(911,797)	(2,461)		1,055,254

Property, plant and equipment, net	777,111	(451,969)	—		325,142
Goodwill	545,719	(195,930)	—		349,789
Intangible assets, net	52,862	(45,623)	(3,316	)(d)	3,923
Other assets	318,378	(222,644)	—		95,734

Total assets	$3,663,582	$(1,827,963)	$(5,777)		$1,829,842

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$240,928	$(187,847)	$—		$53,081
Accrued compensation and employee benefits	64,626	(12,463)	—		52,163
Deferred revenue less cost of revenue	49,955	—	—		49,955
Convertible debt	799,994	(200,000)	—		599,994
Income taxes payable	25,942	(15,316)	—		10,626
Other current liabilities	178,254	(128,033)	5,409	(c)	55,630

Total current liabilities	1,359,699	(543,659)	5,409		821,449

Convertible debt	225,000	(225,000)	—		—
Deferred income taxes and other tax liabilities	41,764	(15,025)	—		26,739
Other long-term liabilities	79,814	(76,101)	—		3,713

Total liabilities	1,706,277	(859,785)	5,409		851,901

Minority interest	426,192	—	(426,192	)(e)	—
Stockholders’ equity	1,531,113	(968,178)	415,006	(b)(d)(e)	977,941

Total liabilities and stockholders’ equity	$3,663,582	$(1,827,963)	$(5,777)		$1,829,842

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CYPRESS SEMICONDUCTOR CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Summary of Transaction

On September 29, 2008, Cypress Semiconductor Corporation (“Cypress” or the “Company”) completed the distribution of 42,033,287 shares of Class B common stock of SunPower Corporation (“SunPower”) held by Cypress to Cypress’s stockholders (the “Spin-Off”). The distribution was made pro rata to Cypress’s stockholders of record as of the close of trading on the New York Stock Exchange on September 17, 2008 (the “Record Date”). As a result of the Spin-Off, each Cypress stockholder received 0.27427234997709 of a share of SunPower Class B common stock for each share of Cypress common stock held as of the Record Date. Cypress’s stockholders will receive cash in lieu of fractional shares for amounts of less than one SunPower share. The distribution was structured to be tax-free to Cypress and its stockholders for U.S. federal income tax purposes, except in respect to cash received in lieu of fractional share interests.

As the majority shareholder of SunPower prior to the Spin-Off, Cypress consolidated SunPower’s financial results. Following the Spin-Off, Cypress does not own any shares of SunPower and will no longer consolidate SunPower’s financial results beginning in the fourth quarter of fiscal 2008.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” Cypress will account for SunPower as a discontinued operation in its historical financial statements for periods prior to the Spin-Off.

Note 2. Fiscal Years and Quarters

Cypress and SunPower end their respective fiscal years on the Sunday closest to December 31. Fiscal 2007 ended on December 30, 2007. Fiscal 2006 ended on December 31, 2006. Fiscal 2005 ended on January 1, 2006.

Cypress and SunPower end their respective quarters on the Sunday closest to the end of the applicable calendar quarter. The second quarter of fiscal 2008 ended on June 29, 2008 and the second quarter of fiscal 2007 ended on July 1, 2007.

Note 3. Pro Forma Adjustments

The pro forma adjustments reported in the accompanying unaudited pro forma condensed consolidated financial statements include those adjustments that are: (1) directly attributable to the Spin-Off and (2) factually supportable. These adjustments are described below:

Statements of Operations:

(a)	These adjustments reflect the elimination of SunPower’s historical results of operations as reported in SunPower’s consolidated financial statements.

(b)	Certain corporate overhead expenses, such as legal, rent, tax service and other administrative expenses, were previously billed to SunPower as part of existing service and separation agreements and included in SunPower’s historical results of operations. These agreements were entered into between Cypress and SunPower at the time of SunPower’s initial public offering of its Class A common stock in the fourth quarter of fiscal 2005. These adjustments reflect that a portion of these expenses would continue to be incurred by Cypress and as such, they should continue to be included in Cypress’s results of operations.

(c)	This adjustment includes the elimination of the amortization of certain intangible assets that were recorded by Cypress as a result of Cypress’s increased ownership interest in SunPower due to SunPower’s repurchases of its common shares.

(d)	These adjustments reflect the elimination of the minority interest in SunPower’s net income (loss).

(e)	The weighted-average diluted share amounts were adjusted as a result of the following:

•

For the six months ended June 29, 2008, as a result of Cypress reporting a pro forma loss from continuing operations, all weighted-average shares previously reported as dilutive securities are now considered to be anti-dilutive.

•

For the year ended December 31, 2006, the weighted-average diluted securities decreased because Cypress’s 1.25% Convertible Subordinated Notes are determined to be anti-dilutive after the effect of the pro forma adjustments.

Balance Sheet:

(a)	This adjustment reflects the elimination of SunPower’s historical balance sheet as reported in SunPower’s consolidated financial statements.

(b)	This adjustment reflects the cash payment for direct transaction costs incurred to effect the Spin-Off.

(c)	This adjustment reflects the cash settlement for intercompany payable to Cypress by SunPower related to existing service and separation agreements. These agreements were entered into between Cypress and SunPower at the time of SunPower’s initial public offering of its Class A common stock in the fourth quarter of fiscal 2005.

(d)	This adjustment eliminates certain intangible assets that were recorded by Cypress as a result of Cypress’s increased ownership interest in SunPower due to SunPower’s repurchases of its common shares.

(e)	This adjustment eliminates the minority interest in the net assets of SunPower.

Note 4. Modification of Outstanding Employee Equity Awards

The accompanying unaudited pro forma condensed consolidated financial statements do not include the impact of additional stock-based compensation expense related to the modification of outstanding employee equity awards, which include stock options, restricted stock units and restricted stock awards, in connection with the Spin-Off. Cypress’s stock plans do not automatically provide for anti-dilution adjustments to its outstanding employee equity awards in the event of certain changes to its capitalization structure. However, in August 2008, Cypress’s Board of Directors approved to make the proportionate adjustments to the outstanding employee equity awards to preserve the intrinsic value of the awards before and after the Spin-Off. Following the Spin-Off on September 30, 2008, the number of shares issuable pursuant to the outstanding employee equity awards was adjusted to equal the number of shares issuable pursuant to the awards prior to the adjustment multiplied by the conversion ratio of 4.12022. In addition, the exercise price of options was adjusted to equal the exercise price per share prior to the adjustment divided by the same conversion ratio. In accordance with SFAS No. 123 (revised 2004), “Share-Based Payment,” the modification of the awards results in additional non-cash stock-based compensation expense currently estimated to be $178 million, which is measured based upon the difference between the fair value of the awards before and after the date of modification. Cypress measured the fair value of the options using the Black-Scholes option pricing model with the following assumptions: expected life of 0.5 - 9.9 years; volatility of 43.5% - 50.5%; and risk-free interest rate of 2.14% - 3.89%.

Of the total additional non-cash stock-based compensation expense currently estimated to be $178 million, $34 million is related to the fully vested awards and a portion of the unvested awards that Cypress will record in its statement of operations as stock-based compensation expense for the three months ended September 28, 2008. The portion of the modification relating to the remaining unvested awards is $144 million and will be recorded as stock-based compensation expense in the statements of operations as the awards vest over the next five years.

The additional stock-based compensation expense amounts described above are preliminary and subject to change upon completion of a more comprehensive analysis by the Company. The Company expects to complete this analysis and reflect the appropriate stock-based compensation expense in its Quarterly Report on Form 10-Q, which will be filed with the Securities and Exchange Commission on November 7, 2008.